UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28th, 2022

GLOBAL FIBER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter )

Nevada	000-52047	11-3746201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Division Street, Suite 501, NJ., 08876

(Address of Principal Executive Offices)

1-732-695-4389

(Registrant s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 1st, 2022 (the “Resignation Date”) Boyle CPA (“RB”) resigned as the independent registered public accounting firm for Global Fiber Technologies, Inc. (the “Company”). On November 1st, 2022, the Company engaged Victor Mokuolo CPA, PLLC, (“VM”) in Houston, TX., as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from RB to VM was approved unanimously by our board of directors.

The reports of RB on the Company’s financial statements for the two most recent fiscal years contained an unqualified opinion with a going concern emphasis of matter paragraph.

During the two most recent fiscal years and through the Resignation Date, there were (i) no disagreements between the Company and RB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of RB, would have caused RB to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RB with a copy of this Form 8-K and requested that RB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not RB agrees with the above statements. A copy of such letter, dated November 28th, 2022 is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Resignation Date, the Company has not consulted with VM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that VM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter, dated November 28th, 2022 from Boyle CPA to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL FIBER TECHNOLOGIES, INC

Date: November 28th, 2022	By:	/s / Chris H Giordano
Chris H Giordano
President

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